Exhibit 99.3

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN            DISTRICT OF            TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: July 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	August 20, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	August 20, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-1
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			5/7/03 - 5/31/03	6/30/2003	7/31/2003
ASSETS
1.	UNRESTRICTED CASH	$0	$388,657	$386,670	$127,967
2.	RESTRICTED CASH	$0
3.	TOTAL CASH	$0	$388,657	$386,670	$127,967

4.	ACCOUNTS RECEIVABLE (NET)	$4,806,174	$3,751,054	$3,741,104	$2,968,347
5.	INVENTORY	$1,716,285	$765,773	$3,376,179	$3,695,122
6.	NOTES RECEIVABLE	$0
7.	PREPAID EXPENSES	$203,019	$203,157	$196,861	$112,347
8.	OTHER (ATTACH LIST)
	Credit card and other receivables	$108,178	$98,215	$105,706	$122,206
	Deferred tax asset	$104,265	$104,265	$104,265	$104,265
	Taxes receivable	$3,942,751	$3,942,751	$3,942,751	$3,942,751
	Prepaid merchandise	$112,499	$0	$1,320,098	$2,751,233
	Employee payroll and travel advances	$5,201	$8,369	$5,028	$367
	TOTAL OTHER	$4,272,894	$4,153,600	$5,477,848	$6,920,822
9.	TOTAL CURRENT ASSETS	$10,998,372	$9,262,241	$13,178,662	$13,824,605

10.	PROPERTY, PLANT & EQUIPMENT	$3,325,332	$3,327,134	$3,318,198	$3,318,197
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$2,694,116	$2,709,612	$2,729,856	$2,749,562
12.	NET PROPERTY, PLANT & EQUIPMENT	$631,216	$617,522	$588,342	$568,635

13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
	Goodwill	$3,134,437	$3,134,437	$3,134,437	$3,134,437
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$14,764,025	$13,014,200	$16,901,441	$17,527,677

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$45,928	$178,980	$(562,888)
18.	TAXES PAYABLE		$80,269	$111,002	$83,532
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Vendor receivables and prepaid merchandise		$(1,548,286)	$(244,657)	$(415,807)
	Accrued expenses		$674,666	$610,002	$727,491
	TOTAL OTHER		$(873,620)	$365,345	$311,684
23.	TOTAL POSTPETITION LIABILITIES		$(747,423)	$655,327	$(167,672)

PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$636,667	$26,545	$5,076
26.	UNSECURED DEBT	$5,883,256	$5,782,424	$4,982,955	$4,902,606
27.	OTHER (ATTACH LIST)
	Vendor receivables and prepaid merchandise	$(112,104)	$(1,595,159)	$(1,595,159)	$(1,595,159)
	Bank account overdraft	$299,324
	Interest Payable			$255,089	$0
	Accrued expenses	$508,925	$345,925	$345,925	$345,925
	Deferred Income Tax			$(12)	$(12)
	Intercompany payable	$14,985,063	$16,848,152	$19,912,280	$21,737,134
	TOTAL OTHER	$15,681,208	$15,598,918	$18,918,123	$20,487,889
28.	TOTAL PREPETITION LIABILITIES	$22,201,131	$21,407,887	$23,906,154	$25,390,495

29.	TOTAL LIABILITIES	$22,201,131	$20,660,464	$24,561,481	$25,222,823

EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(7,437,106)	$(7,437,106)	$(7,437,106)	$(7,437,106)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(209,158)	$(222,934)	$(258,040)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(7,437,106)	$(7,646,264)	$(7,660,040)	$(7,695,146)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$14,764,025	$13,014,200	$16,901,441	$17,527,677

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-2
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER TOTAL
		5/7/03-5/31/03	6/30/2003	7/31/2003
REVENUES
1.	GROSS REVENUES	$1,924,221	$3,373,469	$2,705,427
2.	LESS: RETURNS & DISCOUNTS	$15,158	$11,222	$10,001
3.	NET REVENUE	$1,909,063	$3,362,247	$2,695,426
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$1,666,202	$2,784,655	$2,095,718

8.	GROSS PROFIT	$242,861	$577,592	$599,708
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING	$5,389	$21,149	$16,770
11.	GENERAL & ADMINISTRATIVE	$425,813	$457,660	$449,570
12.	RENT & LEASE	$91,899	$83,046	$111,083
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$523,101	$561,855	$577,423

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(280,240)	$15,737	$22,285
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST) BANK FEES AND OTHER	$26,045	$16,688	$19,685
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$7,572	$20,244	$19,706
20.	AMORTIZATION	$7,925
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$41,542	$36,932	$39,391
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES			$18,000
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$18,000

27.	INCOME TAX	$(112,624)	$(7,419)

28.	NET PROFIT (LOSS)	$(209,158)	$(13,776)	$(35,106)

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-3
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH	MONTH	MONTH	QUARTER TOTAL
		5/7/03-5/31/03	6/1/03-6/30/03	7/31/2003
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$388,657	$386,670
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$11,377
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$2,986,419	$3,686,554	$3,419,216
5.	TOTAL OPERATING RECEIPTS	$2,986,419	$3,697,931	$3,419,216
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfer to Daisytek Inc	$(2,980,968)	$(3,673,372)	$(3,460,296)
	Payroll funding transfer from Daisytek Inc	$350,538	$335,260	$288,008
	Other cash transfers from Daisytek Inc.	$3,772,232	$5,615,246	$2,123,037
	TOTAL OTHER	$1,141,802	$2,277,134	$(1,049,250)
9.	TOTAL NON-OPERATING RECEIPTS	$1,141,802	$2,277,134	$(1,049,250)

10.	TOTAL RECEIPTS	$4,128,221	$5,975,065	$2,369,965

11.	TOTAL CASH AVAILABLE	$4,128,221	$6,363,722	$2,756,636
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$277,704	$246,452	$212,099
13.	PAYROLL TAXES PAID	$72,834	$88,808	$75,909
14.	SALES, USE & OTHER TAXES PAID	$467,276	$85,197	$72,402
15.	SECURED / RENTAL / LEASES	$69,051	$130,665	$16,620
16.	UTILITIES	$50,823	$24,007	$39,991
17.	INSURANCE	$0
18.	INVENTORY PURCHASES	$3,194,140	$5,171,164	$1,804,719
19.	VEHICLE EXPENSES
20.	TRAVEL	$26,906
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
	BANK FEES	$11
25.	OTHER (ATTACH LIST)		$0
	Bank reconciliation expenses	$(419,181)	$230,759	$406,929
26.	TOTAL OPERATING DISBURSEMENTS	$3,739,564	$5,977,052	$2,628,669
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0

31.	TOTAL DISBURSEMENTS	$3,739,564	$5,977,052	$2,628,669

32.	NET CASH FLOW	$388,657	$(1,987)	$(258,704)

33.	CASH - END OF MONTH	$388,657	$386,670	$127,967

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-4
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			5/7/03 - 5/31/03	6/30/2003	7/31/2003
ACCOUNTS RECEIVABLE AGING
1.	0-30	$4,650,544	$3,397,411	$3,289,127	$2,869,515
2.	31-60	$226,922	$447,254	$395,333	$145,995
3.	61-90	$28,518	$64,183	$222,350	$75,650
4.	91+	$357,098	$300,592	$278,089	$314,035

5.	TOTAL ACCOUNTS RECEIVABLE	$5,263,082	$4,209,440	$4,184,899	$3,405,195
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$456,908	$458,386	$443,795	$436,848

7.	ACCOUNTS RECEIVABLE (NET)	$4,806,174	$3,751,054	$3,741,104	$2,968,347

AGING OF POSTPETITION TAXES AND PAYABLES

				MONTH: July 31, 2002
		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$5,406	$0	$0	$0	$5,406
2.	STATE	$78,126	$0	$0	$0	$78,126
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5.	TOTAL TAXES PAYABLE	$83,532	$0	$0	$0	$83,532

6.	ACCOUNTS PAYABLE	$137,050	$(535,548)	$(164,998)	$608	$(562,888)

STATUS OF POSTPETITION TAXES

				MONTH: July 31, 2003
		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$7,564	$27,607	$33,516	$1,655
2.	FICA-EMPLOYEE**	$5,544	$13,383	$17,055	$1,872
3.	FICA-EMPLOYER**	$5,544	$13,383	$17,055	$1,872
4.	UNEMPLOYMENT	$26	$63	$82	$7
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0

7.	TOTAL FEDERAL TAXES	$18,678	$54,436	$67,708	$5,406

STATE AND LOCAL
8.	WITHHOLDING	$1,975	$5,966	$7,589	$352
9.	SALES	$70,760	$56,829	$70,642	$56,947
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$189	$463	$612	$40
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$13,106	$0	$1,644	$11,462
14.	OTHER (ATTACH LIST)
	Washington Business and Occupation tax	$1,000	$0	$0	$1,000
	Los Angeles City Business Tax	$4,600	$3,147	$116	$7,631
	Ohio Workers Compensation Tax	$694	$0	$0	$694
	TOTAL OTHER	$6,294	$3,147	$116	$9,325

15.	TOTAL STATE & LOCAL	$92,324	$66,405	$80,603	$78,126

16.	TOTAL TAXES	$111,002	$120,841	$148,311	$83,532

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-5
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

		MONTH: July 31, 2003
		Account #1	Account #2	Account #3
A.	BANK:	Note (A)
B.	ACCOUNT NUMBER:	See Listing Below			TOTAL
C.	PURPOSE (TYPE):	Operating/Dep

1.	BALANCE PER BANK STATEMENT	229,190.38		0.00	229,190.38
2.	ADD: TOTAL DEPOSITS NOT CREDITED				0.00
3.	SUBTRACT: OUTSTANDING CHECKS	419,408.31			419,408.31
4.	OTHER RECONCILING ITEMS	275,152.38		0.00	275,152.38
5.	MONTH END BALANCE PER BOOKS	84,934.45		0.00	84,934.45
6.	NUMBER OF LAST CHECK WRITTEN	86193

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Bank One #0005330007003	12/16/2002	C.D.	36,000.00	40,932.31
8.
9.
10.
11.	TOTAL INVESTMENTS			$36,000	$40,932

CASH

12.	CURRENCY ON HAND				$2,100
	Petty Cash
13.	TOTAL CASH - END OF MONTH				$127,967

Note (A)

All of the following bank accounts are included in a single general ledger account.

Daisytek performs a consolidated bank account reconciliation.

Listing of Bank Accounts:	Purpose (Type)	Balance per Bank Statement
Bank One #1091198	Operating	0.00
Bank One #633681036	Disbursement	25,324.12
Chase #740-5006179-65	Depository	199,052.51
Wells Fargo #045-5477414	Depository	4,813.75

Total Balance All Accounts		229,190.38

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-6
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED MONTHLY PAYMENTS	AMOUNTS PAID DURING	TOTAL UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
West Lake Farms #2	27,780		27,780.00
Cornell Park TCI	2,600		2,600.00
Jerome G. Timlim	5,639		5,639.38
The Henderson “TPH”	3,333		3,333.33
Eden Park “TMI”	3,266		3,266.30
1525-45 Capital Drive	3,455		3,454.94
Samson Management	11,667		11,666.67
William Sands	8,000	8,000.00	0.00
Richard Schoenberg	7,800		7,800.00
Albert Sweet Occidental	2,420	2,420.00	0.00
Yett Management	1,700		1,700.00
William Sands	6,200	6,200.00	0.00
724 PARKING CORP.	370.00		370.00

TOTAL	84,230.62	16,620.00	67,610.62

Monthly Operating Report

CASE NAME:	The Tape Company	ACCRUAL BASIS-7
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Attachments for MOR-7 Question 4 and 11

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated

CASE NAME:	The Tape Company
Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11

MOR 7

Question 4                    July, 2003

Sum of AMT$
Address Number-------	VENDOR NAME	Total
28048225	AMERICAN EXPRSS-PETER KOWALSKI		$(3,751.70)
55005500	AUDIO VISUAL CENTER		$(434.24)
24761189	CHASE PARK TRANSDUCTION		$(1,643.24)
24670391	CITY OF DETROIT		$(40.00)
28076939	CITY OF DULUTH		$(10.43)
22610969	CONSUMERS ENER “TDE”		$(1,524.34)
24654341	GEORGIA DEPT OF REV”DAL”		$(113.15)
51017408	J.C.A.H.O.		$(86.82)
22703938	LOS ANGELES COUNTY TAX COLLECT		$(1,200.77)
51035608	MIAMI UNIVERSITY BOOKSTORE		$(229.84)
24665453	NEOPOST LEASING		$(228.48)
22691316	PA DEPT OF REV “TPH”		$(23.87)
28095486	SBC SMART YELLOW PAGES		$(49.00)
53019502	SPEED OF SOUND		$(503.33)
51000239	SPOT LINK, INC		$(3,502.20)
28118465	STATE OF WASHINGTON		$(97.34)
24833955	TRIAD PRODUCTIONS		$(19.22)
22586647	UCI/COLLEGE OF MEDICINE		$(1,081.21)
13311211	UNITED SUPPLY		$(3,279.81)
Grand Total			$(17,818.99)

MOR 7
Question 11

Sum of AMT$
Address Number-------
28076939	VENDOR NAME	Total
24654341	CITY OF DULUTH		$(10.43)
22703938	GEORGIA DEPT OF REV”DAL”		$(113.15)
22691316	LOS ANGELES COUNTY TAX COLLECT		$(1,200.77)
28118465	PA DEPT OF REV “TPH”		$(23.87)
Grand Total	STATE OF WASHINGTON		$(97.34)
			$(1,445.56)